SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) October 30, 1996


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
        Servicing Agreement, dated as of October 1, 1996,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1996-15)



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

                  New Jersey 33-5042 21-0627285
    (State or other jurisdiction (Commission (I.R.S. Employer of incorporation) File Number) Identification No.)




                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)




   Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On October 30, 1996 GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1996-15 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1996-15") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated October 28, 1996 as supplemented by the Prospectus Supplement dated October 28, 1996.

The original principal balance of each Class of the Certificates is as follows:
         Class A1                            $5,129,581.00
         Class A2                           $43,670,000.00
         Class A3                           $22,972,900.00
         Class A4                           $60,042,705.00
         Class A5                           $23,668,815.00
         Class A6                           $26,020,697.00
         Class A7                                    (1)
         Class A8                            $1,397,746.00
         Class A9                            $9,852,811.00
         Class A10                           $4,645,190.00
         Class A11                           $2,266,146.00
         Class A12                           $7,000,000.00
         Class A13                          $30,021,352.00
         Class A14                                   (1)
         Class PO                              $431,213.00
         Class M                             $4,391,099.00
         Class B1                            $3,136,499.00
         Class B2                            $3,136,499.00
         Class B3                            $1,254,600.00
         Class B4                              $752,760.00
         Class B5                            $1,129,141.20
         Class R                                   $100.00
         Class RL                                  $100.00
         Class S                                     (2)
                                       ========================
                           Total :         $250,919,954.20
                                       ========================

(1) The Class A7 and A14 Certificates are interest-only certificates having initial Notional Principal Balances of $26,020,697.00 and $30,021,352.00 respectively.

(2) The Class S Certificates are issued with an initial Notional
Principal Balance of $234,121,728.57 and shall bear interest at the Strip Rate.

The initial Junior Percentage and Senior Percentage for Pool 1996-15 are approximately 5.51% and 94.49%, respectively. The initial Group I Senior Percentage and Group II Senior Percentage are approximately 85.04% and 9.45%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1996-15 as of the initial issuance of the Certificates are $117,042, $5,018,399 and $2,509,200,
respectively, representing approximately 0.050%, 2.000%, and 1.000%, respectively, of the aggregate Scheduled Principal Balances of the Mortgage Loans as of October 1, 1996 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties



Pool 1996-15

Pool 1996-15 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $250,919,954.90. The interest rates (the "Mortgage Rates") borne by the 888 Mortgage Loans conveyed by GECMSI to Pool 1996-15 range from 7.0000% to 9.5180% and the weighted average Mortgage Rate as of the Cut-off Date is 8.4592% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1996-15 ranged from $63,750.00 to $976,500.00 and, as of the
Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1996-15 is $282,567.51 after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1996-15 is January 1989, and the latest scheduled maturity date of any such Mortgage Loan is October 2026. The weighted average Loan-to-Original Value ratio of the Mortgage Loans in Pool 1996-15 is 80.9036 %.

The Mortgage Loans in Pool 1996-15 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1996-15:

----------- ----------- ------------------- ---------------------
MORTGAGE     # OF LOANS  AGGREGATE BALANCES   % OF POOL BY
  RATES                  AS OF CUT-OFF DATE    AGGREGATE BALANCE
----------- ----------- ------------------- ---------------------

 7.0000%          1           $315,336.70        0.1257%
 7.1250%          1           $321,227.84        0.1280%
 7.2500%          1           $266,291.68        0.1061%
 7.3750%          1           $302,719.47        0.1206%
 7.5000%          4         $1,105,838.72        0.4407%
 7.6250%          2           $633,602.25        0.2525%
 7.7500%         16         $3,877,030.86        1.5451%
 7.8750%         32         $8,994,589.75        3.5846%
 7.9120%          1            $63,301.40        0.0252%
 7.9220%          1           $159,305.50        0.0635%
 8.0000%         64        $18,497,432.95        7.3718%
 8.1250%         62        $16,959,563.27        6.7590%
 8.2500%        106        $30,188,284.01       12.0310%
 8.3750%        108        $31,502,660.25       12.5549%
 8.5000%        156        $43,236,282.80       17.2311%
 8.5580%          1            $91,672.22        0.0365%
 8.6150%          1           $139,487.13        0.0556%
 8.6250%         99        $29,182,085.80       11.6300%
 8.7500%        103        $29,275,378.27       11.6672%
 8.8750%         60        $17,334,491.54        6.9084%
 9.0000%         39        $10,567,543.87        4.2115%
 9.0830%          1           $112,963.12        0.0450%
 9.1250%          9         $2,387,298.43        0.9514%
 9.2500%         12         $3,826,943.83        1.5252%
 9.3020%          1           $126,660.73        0.0505%
 9.5000%          5         $1,335,488.29        0.5322%
 9.5180%          1           $116,474.22        0.0464%
----------- ----------- ------------------- ---------------------
  Total         888       $250,919,954.90      100.0000%

----------- ----------- ------------------- ---------------------

b) The following table sets forth information, as of the Cut-off
Date, with respect to the original principal balances of the Mortgage Loans in Pool 1996-15 :

---------------------- ---------- ------------------ ------------------
     ORIGINAL          # OF LOANS AGGREGATE BALANCES    % OF POOL BY.
     BALANCES                     AS OF CUT-OFF DATE     AGGREGATE BAL
---------------------- ---------- ------------------ ------------------

     $ 0  -  207,000        12        $1,597,362.64     0.6366%
$207,001  -  250,000       359       $82,930,296.67    33.0505%
$250,001  -  300,000       283       $77,343,698.11    30.8241%
$300,001  -  350,000       116       $37,697,932.36    15.0239%
$350,001  -  400,000        58       $21,977,819.03     8.7589%
$400,001  -  450,000        25       $10,660,737.81     4.2487%
$450,001  -  600,000        30       $15,138,205.41     6.0331%
$600,001  -  650,000         4        $2,597,950.31     1.0354%
$650,001  - 1,000,000+       1          $975,952.56     0.3889%

---------------------- ---------- ------------------ ------------------
       Total               888      $250,919,954.90   100.0000%
---------------------- ---------- ------------------ ------------------

The largest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1996-15 is $975,952.56.

The smallest outstanding Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, in Pool 1996-15 is $63,301.40.

c) The following table sets forth information, as of the Cut-off
   Date, with respect to the years of origination of the Mortgage
   Loans in Pool 1996-15:

-------------------- ---------- ------------------ --------------------
YEAR OF ORIGINATION  # OF LOANS AGGREGATE BALANCES  % OF POOL BY
                                AS OF CUT-OFF DATE   AGGREGATE BALANCE
-------------------- ---------- ------------------ --------------------

       1989               2         $319,871.83        0.1275%
       1990               1         $313,361.26        0.1249%
       1991               1         $192,695.02        0.0768%
       1992               2         $485,375.58        0.1934%
       1993               2         $454,823.83        0.1813%
       1994               3         $511,952.15        0.2040%
       1995              15       $3,473,557.62        1.3843%
       1996             862     $245,168,317.61       97.7078%
-------------------- ---------- ------------------ --------------------
       Total            888     $250,919,954.90      100.0000%
-------------------- ---------- ------------------ --------------------

d) The following table sets forth information, as of the Cut-off
Date, with respect to the Original Loan-to-Value ratios of the Mortgage Loans at origination in Pool 1996-15:

-------------------- ----------- --------------------   -----------------
   LOAN-TO-VALUE
RATIO AT ORIGINATION # OF LOANS   AGGREGATE BALANCES      % OF POOL BY
                                  AS OF CUT-OFF DATE    AGGREGATE BALANCE
-------------------- ----------- --------------------   -----------------

   00.000  -   50.00      12           $4,254,419.55     1.6955%
   50.001  -   60.00      28           $9,092,546.56     3.6237%
   60.001  -   70.00      55          $17,493,082.37     6.9716%
   70.001  -   75.00      81          $25,263,168.59    10.0682%
   75.001  -   80.00     345         $100,531,875.78    40.0653%
   80.001  -   85.00      28           $7,071,656.21     2.8183%
   85.001  -   90.00     194          $51,695,833.30    20.6025%
   90.001  -   95.00     145          $35,517,372.54    14.1549%
   95.001  -  100.00       0                   $0.00     0.0000%

-------------------- ----------- --------------------  -----------------
       Total             888         $250,919,954.90   100.0000%

-------------------- ----------- --------------------  -----------------

e) The following table sets forth information, as of the Cut-off
   Date, with respect to the Mortgaged Properties securing the Mortgage Loans in Pool 1996-15:

---------------------- ----------- --------------------- ------------------
 TYPE OF DWELLING       # OF LOANS   AGGREGATE BALANCES     % OF POOL BY
                                     AS OF CUT-OFF DATE  AGGREGATE BALANCE
---------------------- ----------- --------------------- ------------------

Single-family detached   828         $234,569,537.39        93.4838%
Single-family attached    25           $7,257,219.88         2.8922%
Condominium               28           $7,206,529.78         2.8720%
2 - 4 Family Units         7           $1,886,667.85         0.7519%

---------------------- ----------- --------------------- ------------------
     Total               888         $250,919,954.90       100.0000%
---------------------- ----------- --------------------- ------------------

f) The following table sets forth information, as of the Cut-off
Date, with respect to the occupancy status of the Mortgaged
Properties securing the Mortgage Loans as represented by mortgagors at origination in Pool 1996-15:

----------------------  ----------- -------------------- -------------------
                        # OF LOANS  AGGREGATE BALANCES      % OF POOL BY
 OCCUPANCY                          AS OF CUT-OFF DATE      AGGREGATE BALANCE
----------------------  ----------- -------------------- -------------------

Owner Occupied            867        $244,769,912.65        97.5490%
Vacation                   16          $4,770,968.88         1.9014%
Investment                  5          $1,379,073.37         0.5496%

----------------------- ------------ -----------------   -------------------
     Total                888        $250,919,954.90      100.0000%
----------------------- ------------ -----------------   -------------------

g) The following table sets forth information, as of the Cut-off
   Date, with respect to the geographic distribution of the
   Mortgaged Properties securing the Mortgage Loans in Pool
   1996-15:
------------- ------------------ -------------------- -------------------
STATE            # OF LOANS       AGGREGATE BALANCES    % OF POOL BY
                                  AS OF CUT-OFF DATE  AGGREGATE BALANCE
------------- ------------------ -------------------- -------------------
Alabama              2                 $523,152.02           0.2085%
Arkansas             1                 $249,703.75           0.0995%
Arizona             26               $7,738,359.29           3.0840%
California         251              $72,386,821.71          28.8486%
Colorado            45              $12,657,037.08           5.0443%
Connecticut          8               $2,068,881.23           0.8245%
Dist of Columbia     7               $2,191,662.83           0.8735%
Delaware             2                 $536,211.63           0.2137%
Florida             25               $7,010,923.10           2.7941%
Georgia             21               $5,769,230.77           2.2992%
Hawaii               2                 $739,510.48           0.2947%
Iowa                 1                 $295,042.91           0.1176%
Idaho                2                 $623,862.92           0.2486%
Illinois            31               $8,862,035.68           3.5318%
Indiana              2                 $713,168.40           0.2842%
Kansas               1                 $319,620.78           0.1274%
Kentucky             1                 $334,786.38           0.1334%
Louisiana            2                 $457,549.33           0.1823%
Massachusetts        9               $2,932,090.57           1.1685%
Maryland            71              $20,436,409.37           8.1446%
Maine                1                 $328,810.71           0.1310%
Michigan             5               $1,301,189.12           0.5186%
Minnesota           15               $3,871,447.28           1.5429%
Missouri             1                 $206,930.87           0.0825%
Montana              1                 $316,692.69           0.1262%
North Carolina      13               $3,485,118.74           1.3889%
Nebraska             2                 $550,162.91           0.2193%
New Hampshire        1                 $224,856.53           0.0896%
New Jersey          36              $10,322,220.05           4.1138%
New Mexico           8               $2,171,176.07           0.8653%
Nevada              10               $2,728,263.32           1.0873%
New York            39               $9,644,139.21           3.8435%
Ohio                 9               $2,749,127.82           1.0956%
Oklahoma             1                 $309,826.21           0.1235%
Oregon              18               $4,757,265.68           1.8959%
Pennsylvania        27               $8,176,331.28           3.2585%
Rhode Island         1                 $216,723.93           0.0864%
South Carolina       1                 $307,653.38           0.1226%
South Dakota         3                 $783,981.18           0.3124%
Tennessee           10               $3,009,016.16           1.1992%
Texas               60              $16,887,205.31           6.7301%
Utah                 9               $2,736,805.92           1.0907%
Virginia            80              $21,311,749.10           8.4934%
Vermont              1                 $220,000.00           0.0877%
Washington          24               $6,752,491.75           2.6911%
Wisconsin            2                 $704,709.45           0.2809%
-----------------  ---           ------------------- -------------------
    Total          888             $250,919,954.90         100.0000%
----------------- ----           ------------------- -------------------

h) The following table sets forth information, as of the Cut-off
Date, with respect to the maturity dates of the Mortgage Loans in Pool 1996-15:

----------------- ----------- -------------------- -------------------
YEAR OF MATURITY  # OF LOANS    AGGREGATE BALANCES    % OF POOL BY
                                AS OF CUT-OFF DATE AGGREGATE BALANCE
----------------- ----------- -------------------- -------------------
      2016              5           $1,361,422.88          0.5426%
      2018              1             $252,232.02          0.1005%
      2019              4             $780,289.16          0.3110%
      2021              1             $192,695.02          0.0768%
      2022              1             $233,143.56          0.0929%
      2023              1             $139,487.13          0.0556%
      2024              3             $616,984.20          0.2459%
      2025             10           $2,184,221.78          0.8705%
      2026            862         $245,159,479.15         97.7043%

----------------- ----------- -------------------- -------------------
      Total           888         $250,919,954.90        100.0000%
----------------- ----------- -------------------- -------------------

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1996-15 calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off
   Date, with respect to the purpose of the Mortgage Loans in Pool 1996-15:

------------------------- ------------ ------------------- ------------------
                           # OF LOANS  AGGREGATE BALANCES    % OF POOL BY
 PURPOSE OF LOAN                       AS OF CUT-OFF DATE  AGGREGATE BALANCE
------------------------- ------------ ------------------- ------------------

Purchase                        715        $198,761,920.43        79.2133%
Rate Term/Refinance             149         $45,182,521.97        18.0067%
Cash-out Refinance               24          $6,975,512.50         2.7800%
                          ------------ ------------------- ------------------
-------------------------
       Total                    888        $250,919,954.90       100.0000%
------------------------- ------------ ------------------- ------------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

     1.1 The Underwriting Agreement dated as of October 28, 1995 and the related Terms Agreement dated as of October 28, 1996 for the Series 1996-15 Certificates between GE Capital Mortgage Services, Inc. and Donaldson, Lufkin & Jenrette Securities Corporation.

     4.1  The Pooling and Servicing Agreement for the Series
          1996-15 Certificates dated as of October 1, 1996 between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                            SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             GE Capital Mortgage Services, Inc.



                                             By:       /s/ Syed W. Ali
                                             Name:    Syed W. Ali
                                             Title:   Vice President







Dated as of October 30,1996

                            SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          GE Capital Mortgage Services, Inc.



                                          By:      ___________________
                                          Name:    Syed W. Ali
                                          Title:   Vice President







Dated as of October 30, 1996

                          EXHIBIT INDEX




The exhibits are being filed herewith:


--------------- ------------------------------ -----------------
  EXHIBIT NO.     DESCRIPTION                      PAGE
--------------- ------------------------------ -----------------

      1.1       The Underwriting Agreement
                dated as of October 23, 1995
                and the related Terms
                Agreement dated as of
                October 28, 1996 between
                GE Capital Mortgage Services,
                Inc. and Donaldson,
                Lufkin & Jenrette
                Securities Corporation.

      4.1       The Pooling and
                Servicing Agreement for
                the Series for the
                Series 1996-15
                Certificates dated as
                of October 1, 1996
                between GE Capital
                Mortgage Services,
                Inc., as seller and
                servicer, and State
                Street Bank and Trust
                Company, as
                trustee.
--------------- ------------------------------ -----------------